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                                     EX-10.7

                                  NATURE'S BEST

                           BOTTLED WATER COMPANY, INC

November 8, 1996

Mr. Scott Levy, President
Puro Water Group, Inc.
56-45 58th St
Maspeth, NY 1 1378-0010

Re:  Purchase Agreement dated 4/28/95; Nature's Best to Puro

Dear Mr. Levy:

This will confirm that Nature's Best Bottled Water Company, Inc. (the "Company"), hereby waives any rights to convert debt into the right to receive common stock of Puro Water Group, Inc., formerly known as Puro Corporation of America ("Puro") referred to in that certain agreement dated the 28th day of April, 1995 by and among the Company, Peter Nicholas, Anthony Bon Ventre and Puro (the "Agreement"), or the convertible promissory note dated April 28, 1995 executed by Puro in favor of the Company (the "Note"). All other terms of the Agreement and the Note are to remain in full force and effect.

Yours truly,


/s/ Peter M. Nicholas

Peter M. Nicholas
President


/s/ Peter M. Nicholas
--------------------------
Peter Nicholas



/s/ Anthony Bonventre
--------------------------
Anthony Bonventre



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